BRIDGE BUILDER TRUST

On behalf of the Bridge Builder Trust (the “Trust”) and pursuant to paragraph (e) of Rule 497 of the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return information that mirrors the risk return summary information filed in the supplement to the Prospectus for the Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund and Bridge Builder International Equity Fund (the “Funds”), which was filed pursuant to Rule 497(e) on March 24, 2020 (the “497(e) Filing”). The purpose of this filing is to submit the 497(e) Filing in XBRL for the Funds.

The XBRL exhibits attached hereto consist of the following:

INDEX TO EXHIBITS

Exhibit	Exhibit Number
XBRL Instance Document	EX-101.INS
XBRL Taxonomy Extension Schema Document	EX-101.SCH
XBRL Taxonomy Extension Calculation Linkbase	EX-101.CAL
XBRL Taxonomy Extension Definition Linkbase	EX-101.DEF
XBRL Taxonomy Extension Labels Linkbase	EX-101.LAB
XBRL Taxonomy Extension Presentation Linkbase	EX-101.PRE